                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 26, 1999


                                PerkinElmer, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                  Massachusetts
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-5075                                         04-2052042
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


           45 William Street
        Wellesley, Massachusetts                           02481
----------------------------------------                ----------
(Address of Principal Executive Offices)                (Zip Code)


                                 (781) 237-5100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                   EG&G, Inc.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     Upon the filing by EG&G, Inc. (the "Company") of an amendment to its Restated Articles of Organization on October 26, 1999, the Company changed its name from "EG&G, Inc." to "PerkinElmer, Inc."

     A copy of the press release announcing the name change is attached to this Current Report on Form 8-K as Exhibit 99.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Exhibits

          Exhibit 3  Articles of Amendment to Restated Articles of Organization.

          Exhibit 4  Specimen Certificate of Common Stock of PerkinElmer, Inc.

          Exhibit 99 Press Release regarding name change dated October 26, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PERKINELMER, INC.




Date:     November 5, 1999           By: /s/Terrance L. Carlson
                                         -------------------------------------
                                         Terrance L. Carlson
                                         Senior Vice President and
                                         General Counsel

                                  EXHIBIT INDEX

Exhibit
 Number      Description
--------     -----------

   3         Articles of Amendment to Restated Articles of Organization.

   4         Specimen Certificate of Common Stock of PerkinElmer, Inc.

  99         Press Release regarding name change, dated October 26, 1999.